Putnam Sustainable Leaders ETF
The fund's portfolio
5/31/24 (Unaudited)

COMMON STOCKS (98.3%)(a)
	Shares	Value
Banks (3.4%)
Bank of America Corp.	219,044	$8,759,570
JPMorgan Chase & Co.	44,306	8,977,725

		17,737,295
Biotechnology (1.3%)
Regeneron Pharmaceuticals, Inc.(NON)	7,021	6,881,703

		6,881,703
Broadline retail (4.6%)
Amazon.com, Inc.(NON)	133,979	23,639,255

		23,639,255
Capital markets (3.9%)
Charles Schwab Corp. (The)	68,527	5,021,659
KKR & Co., Inc.	57,749	5,938,907
MSCI, Inc.	8,768	4,341,738
TPG, Inc.	118,802	4,980,180

		20,282,484
Chemicals (4.2%)
Eastman Chemical Co.	60,167	6,096,722
Ecolab, Inc.	23,579	5,475,044
Linde PLC	23,365	10,175,925

		21,747,691
Commercial services and supplies (0.8%)
Waste Connections, Inc.	24,708	4,060,019

		4,060,019
Consumer finance (1.3%)
Capital One Financial Corp.	47,017	6,470,950

		6,470,950
Consumer staples distribution and retail (2.7%)
Walmart, Inc.	215,550	14,174,568

		14,174,568
Containers and packaging (1.4%)
Ball Corp.	103,925	7,215,513

		7,215,513
Electric utilities (3.8%)
Constellation Energy Corp.	50,909	11,059,980
NextEra Energy, Inc.	109,886	8,793,078

		19,853,058
Entertainment (0.9%)
Walt Disney Co. (The)	46,987	4,882,419

		4,882,419
Financial services (2.0%)
Visa, Inc. Class A	38,499	10,489,438

		10,489,438
Ground transportation (0.9%)
Canadian Pacific Kansas City, Ltd. (Canada)	56,017	4,445,509

		4,445,509
Health care equipment and supplies (4.1%)
Boston Scientific Corp.(NON)	178,929	13,521,665
Intuitive Surgical, Inc.(NON)	19,188	7,715,879

		21,237,544
Health care providers and services (0.8%)
UnitedHealth Group, Inc.	8,515	4,218,076

		4,218,076
Hotels, restaurants, and leisure (4.3%)
Chipotle Mexican Grill, Inc.(NON)	2,660	8,324,523
Hilton Worldwide Holdings, Inc.	48,094	9,647,656
Viking Holdings, Ltd. (Bermuda)(NON)	144,295	4,532,306

		22,504,485
Industrial REITs (1.4%)
Prologis, Inc.(R)	66,145	7,308,361

		7,308,361
Life sciences tools and services (3.9%)
Danaher Corp.	27,096	6,958,253
Mettler-Toledo International, Inc.(NON)	3,952	5,548,964
Thermo Fisher Scientific, Inc.	14,102	8,009,654

		20,516,871
Machinery (5.5%)
Fortive Corp.	140,798	10,481,003
Ingersoll Rand, Inc.	100,596	9,360,458
Otis Worldwide Corp.	91,087	9,035,830

		28,877,291
Personal care products (1.3%)
Unilever PLC ADR (United Kingdom)	127,086	6,957,959

		6,957,959
Pharmaceuticals (5.8%)
Eli Lilly and Co.	14,537	11,925,283
GSK PLC ADR (United Kingdom)	148,792	6,661,418
Merck & Co., Inc.	68,629	8,615,685
Sanofi ADR (France)	57,023	2,795,838

		29,998,224
Semiconductors and semiconductor equipment (12.1%)
Advanced Micro Devices, Inc.(NON)	46,595	7,776,706
Applied Materials, Inc.	42,887	9,224,136
ASML Holding NV (NY Reg Shares) (Netherlands)	9,352	8,981,193
NVIDIA Corp.	33,691	36,936,454

		62,918,489
Software (16.1%)
Adobe, Inc.(NON)	14,952	6,650,052
Cadence Design Systems, Inc.(NON)	25,795	7,385,366
Microsoft Corp.	110,270	45,776,380
Roper Technologies, Inc.	17,820	9,493,783
Salesforce, Inc.	38,166	8,947,637
Synopsys, Inc.(NON)	9,603	5,385,362

		83,638,580
Specialized REITs (1.1%)
American Tower Corp.(R)	30,035	5,879,051

		5,879,051
Specialty retail (1.6%)
Home Depot, Inc. (The)	25,044	8,386,484

		8,386,484
Technology hardware, storage, and peripherals (8.0%)
Apple, Inc.	204,244	39,265,909
Seagate Technology Holdings PLC	28,508	2,658,086

		41,923,995
Textiles, apparel, and luxury goods (0.4%)
On Holding AG Class A (Switzerland)(NON)	43,472	1,849,299

		1,849,299
Wireless telecommunication services (0.7%)
T-Mobile US, Inc.	21,628	3,784,035

		3,784,035

Total common stocks (cost $391,835,609)		$511,878,646

SHORT-TERM INVESTMENTS (2.0%)(a)
	Shares	Value
Putnam Government Money Market Fund Class P 5.07%(AFF)	10,305,233	$10,305,233

Total short-term investments (cost $10,305,233)		$10,305,233
TOTAL INVESTMENTS

Total investments (cost $402,140,842)		$522,183,879

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2023 through May 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $520,818,247.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Government Money Market Fund the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 8/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 5/31/24
Short-term investments
	Putnam Government Money Market Fund Class P*	$9,106,759	$37,223,535	$36,025,061	$314,140	$10,305,233

	Total Short-term investments	$9,106,759	$37,223,535	$36,025,061	$314,140	$10,305,233
* Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
For investments in State Street Institutional U.S. Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$8,666,454	$—	$—
Consumer discretionary	56,379,523	—	—
Consumer staples	21,132,527	—	—
Financials	54,980,167	—	—
Health care	82,852,418	—	—
Industrials	37,382,819	—	—
Information technology	188,481,064	—	—
Materials	28,963,204	—	—
Real estate	13,187,412	—	—
Utilities	19,853,058	—	—

Total common stocks	511,878,646	—	—
Short-term investments	10,305,233	—	—

Totals by level	$522,183,879	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com